Exhibit 99.6

                        Certification of Chief Financial Officer

                              CERTIFICATION PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                               (18 U.S.C. SECTION 1350)


In connection with the Quarterly Report of 3Si Holdings, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 13, 2003                    /s/ Frank W. Backes
                                       Frank W. Backes, Chief Technical
                                       Officer, Chief Financial Officer
                                       and Director